                                                                    EXHIBIT 10.2

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT


                                  952-0210072
                    --------------------------------------
                                Account Number


This Loan Agreement (the "Agreement") is made this 28th day of July, 2000 by and between BRANCH BANKING AND TRUST COMPANY OF SOUTH CAROLINA, a South Carolina banking corporation ("Bank");

4100 Quest L.L.C., a South Carolina limited liability company ("Borrower"), having principal offices at _____________________________________;

ScanSource, Inc., a South Carolina corporation with its principal office in Greenville, S.C. ("SS"), and ScanSource Properties, LLC, a South Carolina limited liability company ("SS Properties", collectively with SS, the "Guarantors").

The Borrower has applied to Bank for and the Bank has agreed to make, subject to the terms of this Agreement, the following loan(s):

Term Loan ("Term Loan") in the principal amount of $7,350,000.00 for the purpose of financing the Borrower's interest in the real property and all improvements located at 4100 Quest Way in Memphis, Tennessee which loan shall be evidenced by the Borrower's Promissory Note dated of even date herewith payable in sixty (60) consecutive monthly installments and shall bear interest at a rate as described more particularly in such note, the terms of which are incorporated herein by reference ("Note"). Term Loan shall mature on July _____, 2000 when the entire unpaid principal balance then outstanding plus accrued interest thereon shall be paid in full. Term Loan shall be secured by first priority deed of trust and security agreements and the related existing and after-acquired furniture, fixtures, and other personalty relating thereto.

Section 1 Conditions Precedent

The Bank shall not be obligated to make any disbursement until all of the following conditions have been satisfied by proper evidence, execution, and/or delivery to the Bank of the following items in addition to this Agreement, all in form and substance satisfactory to the Bank and the Bank's counsel in their sole discretion:

Note(s): The Note(s) evidencing the above referenced Term Loan duly executed by the Borrower.

Mortgage(s):  The Deed of Trust and Security Agreements in which the Industrial
  Development Board of the City of Memphis and the County of Shelby, Tennessee, or other owner thereof, and the Leasehold Deed of Trust and Security Agreement in which the Borrower shall grant to a trustee for the benefit of Bank deeds of trust and security interests on the specified real property and improvements thereon (collectively, "Mortgaged Property"). The Mortgage(s) shall be junior to no prior lien(s).

Assignment of Leases and Rents: The Assignment of Leases, Rents and Profits in which the Borrower, or other owner thereof, shall assign to Bank all existing and thereafter arising leases on the Mortgaged Property and the rents and profits therefrom.

Title Insurance: A Standard ALTA mortgage policy from a company or companies approved by the Bank, providing coverage for the aggregate principal amount of the Note(s) which are secured by the Mortgage(s) and containing no title exceptions not approved by the Bank and Bank's counsel.

Survey: A certified copy of a recent survey of the Mortgaged Property prepared by a registered land surveyor or a Civil Engineer.

Flood Hazard Certification: Evidence satisfactory to Bank and Bank's counsel as to whether the Mortgaged Property is located within an area identified as having "special flood hazards" as such term is used in the Federal Flood Disaster Protection Act of 1973.

Environmental Audit Report: A favorable "Phase I" unedited environmental audit covering the Mortgaged Property from an independent environmental engineering firm satisfactory to Bank which reflects that no hazardous waste, toxic substances, or other hazardous materials have contaminated the Mortgaged Property or, if the Mortgaged Property has been so contaminated, that it has been satisfactorily cleaned up in accordance with all Environmental Laws. The Bank shall be fully authorized to discuss all aspects of the audit with the engineering firm.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

Security Agreement: A Security Agreement in which Borrower, or other owner thereof, shall grant to Bank a first and prior security interest in the Borrower's or other owner's specified personal property.

UCC Financing Statements:  Acknowledged copies of UCC Financing Statements (UCC-
  1) duly filed in all jurisdictions necessary, or in the opinion of the Bank desirable, to perfect the security interests granted in the Security Agreement, and certified copies of Requests For Information (UCC-11) identifying all previous financing statements on record for the Borrower from all jurisdictions indicating that no security interest has previously been granted in any of the collateral described in the Security Agreement, unless prior approval has been given by the Bank.

Commitment Fee: A commitment fee (or balance thereof) of $18,375.00 payable to the Bank on the date of execution of the Loan Documents.

Opinion of Counsel: An opinion of counsel for the Borrower and the Guarantors satisfactory to the Bank and the Bank's counsel.

Guaranty: Guaranty Agreement(s) duly executed by the Guarantor(s). In addition, the Guarantor(s) covenants and agrees to provide the Bank with appropriate financial information including 1040 federal tax returns, a balance sheet, and income information satisfactory to the Bank upon request, but not less often than annually. The Guaranty shall be fully secured by all assets of the Guarantors (subject to the intercreditor agreements approved by the Bank), and is hereby cross-defaulted and cross-collateralized with any and all indebtedness owed by each Guarantor to the Bank.

Operating Agreement:  A copy of the Borrower's and SS Properties' Operating
  Agreement, Articles of Organization, Certificates of Existence and tax compliance from the South Carolina Secretary of State and a Certificate of Good Standing and Authorization to do Business in Tennessee.

Resolution: A Resolution from the members of the Borrower and of SS authorizing the execution, delivery, and performance of the Loan Documents on or in a form provided by or acceptable to Bank.

Appraisal(s): Two (2) copies of an appraisal ordered by the Bank of the estimated market value of the real and/or personal property offered as collateral for the Loan(s) referenced herein. The appraisal(s) must be addressed to the Bank and must conform to the Uniform Standards of Professional Appraisal Practice ("USPAP") adopted by the Appraisal Standards Board of the Appraisal Foundation. Any deviation from the USPAP must be explained in the appraisal(s). The appraiser(s) must be licensed and/or certified if required by applicable Federal Deposit Insurance Corporation regulations or state laws.

PILOT Documents:  Copies of any and all documentation relating to the Mortgaged
  Property and/or the PILOT program which governs the Mortgaged Property including, but not limited to, a fully executed Amended and Restated Lease Agreement and Assignment thereof to the Borrower.

Additional Documents: Receipt by the Bank of other approvals, opinions, or documents as the Bank may reasonably request.

Section 2 Representations and Warranties

The Borrower and Guarantor(s) represent and warrant to Bank that:

  2.01. Financial Statements. The consolidated balance sheet of the Borrower, the Guarantors and their respective subsidiaries and the related consolidated Statements of Income and Retained Earnings, the accompanying footnotes together with the accountant's opinion thereon, and all other financial information previously furnished to the Bank, are true and correct and fairly reflect the financial condition of the Borrower, the Guarantors and their respective subsidiaries as of the dates thereof, including all contingent liabilities of every type, and the financial condition of the Borrower, the Guarantor and their respective subsidiaries as stated therein has not changed materially and adversely since the date thereof.

  2.02. Capacity and Standing. If the Borrower and/or any Guarantor is a corporation, limited liability company, or limited liability partnership, each warrants and represents that it is duly organized and validly existing under the laws of its respective state of incorporation or organization, it and its subsidiaries are duly qualified and in good standing in every other state in which the nature of their business shall require such qualification, and are each duly authorized by their board of directors, managers, members or partners respectively to enter into and perform the obligations under the Loan Documents.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  2.03. No Violation of Other Agreements. The execution of any of the Loan Documents, and the performance by the Borrower or the Guarantors thereunder will not violate any provision of its articles of incorporation or by-laws, articles of organization or operating agreement, as applicable or of any law, other agreement, indenture, note, or other instrument binding upon the Borrower or Guarantors, or give cause for the acceleration of any of the respective obligations of the Borrower or either Guarantor.

  2.04. Authority. All authority from and approval by any federal, state, or local governmental body, commission, or agency, necessary to the making, validity, or enforceability of this Agreement or the other Loan Documents has been obtained.

  2.05. Asset Ownership. The Borrower and the Guarantors have good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements furnished to the Bank, and all such properties and assets are free and clear of mortgages, deeds of trust, pledges, liens, and all other encumbrances except as otherwise disclosed by such financial statements.

  2.06. Discharge of Liens and Taxes. The Borrower, the Guarantors and their respective subsidiaries have filed, paid, and/or discharged all taxes or other claims which may become a lien on any of their respective properties or assets, excepting to the extent that such items are being appropriately contested in good faith and for which an adequate reserve for the payment thereof is being maintained.

  2.07. Regulation U. None of the proceeds of the loan(s) made pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System.

  2.08. ERISA. Each employee benefit plan, as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Borrower or by any subsidiary of the Borrower or Guarantor(s) meets, as of the date hereof, the minimum funding standards of Section 302 of ERISA, all applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended, and no "Reportable Event" nor "Prohibited Transaction" (as defined by ERISA) has occurred with respect to any such plan.

  2.09. Litigation. There is no pending or threatened action or proceeding against or affecting the Borrower, the Guarantors or any of their subsidiaries before any court, commission, governmental agency, whether State or Federal, or arbitration which may materially adversely affect the financial condition, operations, properties, or business of the Borrower, the Guarantors, or any such subsidiary or the ability of the Borrower or the Guarantor(s) to perform their obligations under the Loan Documents.

  2.10. Binding and Enforceable. The Loan Documents, when executed, shall constitute valid and binding obligations of the Borrower and Guarantor respectively and are enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium, or similar laws affecting creditors' rights generally.

Section 3 Affirmative Covenants

The Borrower and the Guarantors each covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, it will:

  3.01. Maintain Existence. Preserve and maintain its existence and good standing in the state of its organization or incorporation, as applicable, and qualify and remain qualified as a foreign corporation, limited partnership, LLC, or LLP in each jurisdiction in which such qualification is required.

  3.02. Maintain Records. Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Borrower and/or Guarantors, as applicable.

  3.03. Maintain Properties. Maintain, keep, and preserve all of its properties (tangible and intangible) necessary or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

  3.04. Conduct of Business. Continue to engage in an efficient, prudent, and economical manner in a business of the same general type as now conducted.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  3.05. Maintain Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or a similar business, and business interruption insurance if required by Bank, which insurance may provide for reasonable deductible. The Bank shall be named as loss payee (Long Form) on all policies which apply to the Bank's collateral, and the Borrower shall deliver certificates of insurance at closing evidencing same. All such insurance policies shall provide, and the certificates shall state, that no policy will be terminated without 20 days prior written notice to Bank.

  3.06. Comply With Laws. Comply in all respects with all applicable laws, rules, regulations, and orders including, without limitation, paying before the delinquency of all taxes, assessments, and governmental charges imposed upon it or upon its property, and all Environmental Laws.

  3.07. Right of Inspection. Permit the officers and authorized agents of the Bank, at any reasonable time in the Bank's sole discretion, to examine and make copies of the records and books of account of, to visit the properties of the Borrower and/or of the Guarantors, and to discuss such matters with any officers, directors, and the Borrower's and/or Guarantors' independent accountant as the Bank deems necessary.

  3.08.  Reporting Requirements.

     A. Furnish to the Bank any and all financial statements, reports or other financial information reasonably requested by the Bank, including such statements and reports for SS and its subsidiaries as are required to be provided by SS pursuant to the Loan and Security Agreement executed by and between SS and the Bank dated November 25, 1996, as amended from time to time, including the Loan Modification Agreement by and between SS and the Bank dated January 29, 1999, and a Second Loan Modification Agreement dated of even date herewith (collectively with any and all other modifications thereto, the "ScanSource Loan Agreement"). All such financial statements must be on a consolidated basis and specifically including the Borrower hereunder, the Guarantors, along with any and all other affiliates and subsidiaries of any of the above.

     B. Notice of Litigation: Promptly after the receipt by the Borrower or either Guarantor of notice or complaint of any action, suit, and proceeding before any court or governmental agency of any type which, if determined adversely, could have a material adverse effect on the financial condition, properties, or operations of the Borrower or either Guarantor.

     C. Tax Returns: As soon as available each year, complete copies (including all schedules) of all state and federal tax returns filed by Borrower and/or either Guarantor.

      Other Information: Such other information as the Bank may from time to time reasonably request.

  3.09. Deposit Accounts. Maintain substantially all of its demand deposit/operating accounts with the Bank.

Section 4 Financial Covenants

The Borrower and the Guarantors each covenant and agree that from the date hereof until payment in full of all indebtedness and the performance of all obligations under the Loan Documents, the Borrower and the Guarantors, on a consolidated basis, shall at all times maintain the financial covenants and ratios set forth in the ScanSource Loan Agreement, all in accordance with GAAP unless otherwise specified.

Section 5 Negative Covenants

The Borrower covenants and agrees that from the date hereof and until payment in full of all indebtedness and performance of all obligations under the Loan Documents, the Borrower shall not, without the prior written consent of the
Bank:

  5.01. Liens. Mortgage, pledge, grant or permit to exist a security interest in or lien upon any of its assets of any kind now owned or hereafter acquired, except for Permitted Liens, as defined in the ScanSource Loan Agreement.

  5.02.  Debt.    Debt in any fiscal year shall not exceed in the aggregate the sum referenced in the ScanSource Loan Agreement, on a consolidated basis with the Guarantors and all subsidiaries.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  5.03. Capital Expenditures. Expenditures for fixed assets in any fiscal year shall not exceed in the aggregate the sum referenced in the ScanSource Loan Agreement, on a consolidated basis with the Guarantors and all subsidiaries.

  5.04. Mergers. Merge or consolidate with or sell, assign, lease, or otherwise dispose of all or substantially all of its assets to any person, or acquire all or substantially all of the assets or the business of any person.

  5.05. Dividends or Distributions. Declare or pay any dividends or distributions; or purchase or redeem, retire, or otherwise acquire any of its capital stock now or hereafter outstanding in any fiscal year of the Borrower.

  5.06. Guaranties. Assume, guarantee, endorse, or otherwise be or become directly or contingently liable for obligations of any Person, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

  5.07. Sale/Lease of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets or properties (or any material portion thereof) except in the ordinary and usual course of its business except (i) a transfer of any property to a subsidiary of ScanSource and (ii) dispositions expressly permitted by the ScanSource Loan Agreement.

  5.08. Transfer of Ownership. If transfer or sell any interests in Borrower prior to the maturity of the Note(s).

  5.09. Negative Covenants: The negative covenants described in the ScanSource Loan Agreement and related document shall also be applicable to the Borrower hereunder and SS Properties.

Section 6 Hazardous Materials and Environmental Compliance

  6.01. Investigation. Borrower hereby certifies that it has exercised due diligence to ascertain whether its real property, including without limitation the Mortgaged Property, is or has been affected by the presence of asbestos, oil, petroleum or other hydrocarbons, urea formaldehyde, PCBs, hazardous or nuclear waste, toxic chemicals and substances, or other hazardous materials (collectively, "Hazardous Materials"), as defined in applicable Environmental Laws. Borrower represents and warrants that there are no such Hazardous Materials contaminating its real property, nor have any such materials been released on or stored on or improperly disposed of on its real property during its ownership, occupancy or operation thereof. Borrower hereby agrees that it shall not knowingly permit any release, storage or contamination as long as any indebtedness or obligations to Bank under the Loan Documents remains unpaid or unfulfilled. In addition, Borrower does not have or use any underground storage tanks on its property which are not registered with the appropriate Federal and/or State agencies and which are not properly equipped and maintained in accordance with all Environmental Laws. If requested by Bank, Borrower shall provide Bank with all necessary and reasonable assistance required for purposes of determining the existence of Hazardous Materials on the Mortgaged Property, including allowing Bank access to the Mortgaged Property, and access to Borrower's employees having knowledge of, and to files and records within Borrower's control relating to the existence, storage, or release of Hazardous Materials on the Mortgaged Property.

  6.02. Compliance. Borrower agrees to comply with all applicable Environmental Laws, including, without limitation, all those relating to Hazardous Materials. Borrower further agrees to provide Bank, and all appropriate Federal and State authorities, with immediate notice in writing of any release of Hazardous Materials on the Mortgaged Property and to pursue diligently to completion all appropriate and/or required remedial action in the event of such release.

  6.03. Remedial Action. Bank shall have the right, but not the obligation, to undertake all or any part of such remedial action in the event of a release of Hazardous Materials on the Mortgaged Property and to add any expenditures so made to the principal indebtedness secured by the Mortgage. Borrower agrees to indemnify and hold Bank harmless from any and all loss or liability arising out of any violation of the representations, covenants, and obligations contained in this Section 6, or resulting from the recording of the Mortgage.

Section 7 Events of Default

The following shall be Events of Default by Borrower or any Guarantor:

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  7.01. The failure to make prompt payment of any installment of principal or interest on the Note(s) when due or payable.

  7.02. Any representation or warranty made in the Loan Documents which shall prove to be false or misleading in any material respect.

  7.03. Any report, certificate, financial statement, or other document furnished prior to the execution of or pursuant to the terms of this Agreement shall prove to be false or misleading in any material respect.

  7.04. The Borrower or any Guarantor shall default on the performance of any other obligation of indebtedness when due or in the performance of any obligation incurred in connection with money borrowed.

  7.05. The breach of any covenant, condition, or agreement made by the Borrower or any Guarantor under the Loan Documents.

  7.06. If a custodian shall be appointed for or take possession of any or all of the assets of the Borrower or any Guarantor, or should the Borrower or any Guarantor either voluntarily or involuntarily become subject to any insolvency proceeding, any proceeding to dissolve the Borrower or any Guarantor, any proceeding to have a receiver appointed, or should the Borrower or any Guarantor make an assignment for the benefit of creditors, or should there be an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Guarantor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 30 days.

  7.07. Final judgment for the payment of money shall be rendered against the Borrower or any Guarantor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon be effectively stayed.

  7.08. Upon the death of a Borrower who is an individual, or upon the dissolution or termination of the existence of either the Borrower or any Guarantor.

  7.09. The Borrower or any Guarantor shall become a Debtor (as such term is defined in the U.S. Bankruptcy Code), whether voluntarily or involuntarily.

  7.10. Should the Bank in good faith deem itself, its liens and security interests, if any, or any debt thereunder unsafe or insecure, or should the Bank believe in good faith that the prospect of payment of any debt or other performance by the Borrower or any Guarantor is impaired.

  7.11. Should any lien or security interest granted to Bank to secure payment of the Note(s) terminate, fail for any reason to have the priority believed by Bank on the date granted, or become unperfected or invalid for any reason.

  7.12. If any Guaranty given in connection with the Loan is terminated by, or upon the death of, any Guarantor.

  7.13. Should the Borrower or any Guarantor contest the validity, legality or enforceability of any Loan Document to which it is a party.

  7.14. Should either Guarantor default under the ScanSource Loan Agreement or any document relating in any way thereto.

  7.15.  Should either Guarantor default under its Guaranty.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

Section 8 Remedies Upon Default

Upon the occurrence of any of the above listed Events of Default, the Bank may at any time thereafter, at its option, take any or all of the following actions, at the same or at different times:

  8.01. Declare the balance of the Note(s) to be immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Borrower and each Guarantor, such balance shall accrue interest at the Default Rate;

  8.02. Require the Borrower or Guarantor(s) to pledge additional collateral to the Bank from the Borrower's or Guarantor's assets and properties, the acceptability and sufficiency of such collateral to be determined in the Bank's sole discretion;

  8.03. Take immediate possession of and foreclose upon any or all collateral, which may be granted to the Bank as security for the indebtedness and obligations of Borrower or any Guarantor under the Loan Documents;

  8.04. Exercise other rights and remedies as the Bank may be provided in the Loan Documents, as a secured party under the South Carolina Uniform Commercial Code, the Tennessee ______________, and as provided by law;

  8.05 Any obligation of the Bank to advance funds under the Note(s) and all other obligations, if any, of the Bank under the Loan Documents shall immediately cease and terminate unless and until Bank shall reinstate in writing.

  8.06 Notwithstanding anything contained herein to the contrary, the Bank agrees that it will not sell the Borrower's real property at foreclosure without giving the Borrower five (5) business days' prior notice thereof.

Section 9 Miscellaneous Provisions

  9.01.  Definitions.

     "Default Rate" shall mean a rate of interest equal to Bank's Prime Rate plus five percent (5%) per annum (not to exceed the legal maximum rate) from and after the date of an Event of Default hereunder which shall apply, in the Bank's sole discretion, to all sums owing, including principal and interest, on such date.

     "Environmental Laws" shall mean all federal and state laws and regulations which affect or may affect the Mortgaged Property, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sections 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), the Clean Air Act (42 U.S.C.
  Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), the Tennessee Water Quality Control Act (Tenn. Code Ann. (S) 69-3-101, et seq.), the Tennessee Air Quality Act (Tenn. Code Ann. (S) 68-201-101, et seq.), the Tennessee Solid Waste Disposal Act (Tenn. Code Ann. (S) 68-211-101, et seq.), the Tennessee Hazardous Waste Management Act (Tenn. Code Ann. (S) 68-212-101, et. seq.), and the Tennessee Petroleum Underground Storage Tank Act (Tenn. Code Ann. (S) 68-215-101, et seq.), as such laws or regulations have been amended or may be amended.

     "Loan Documents" shall mean this Agreement, the Note(s), the Mortgage(s), the Security Agreement(s), Assignment(s) of Leases and Rents, all UCC-1 Financing Statements, the Guaranty Agreement(s), and all other documents, certificates, and instruments executed in connection therewith, and all renewals, extensions, modifications, substitutions, and replacements thereto and therefore.

     "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, limited liability company, limited liability partnership, association, joint venture, or a government agency or political subdivision thereof.

     "GAAP" shall mean generally accepted accounting principles as established by the Financial Accounting Standards Board or the American Institute of Certified Public Accountants, as amended and supplemented from time to time.

     "Prime Rate" shall mean the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit, and may not necessarily be the Bank's lowest lending rate.

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  9.02. Non-impairment. If any one or more provisions contained in the Loan Documents shall be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein shall not in any way be affected or impaired thereby and shall otherwise remain in full force and effect.

  9.03. Applicable Law. The Loan Documents shall be construed in accordance with and governed by the laws of the state of South Carolina.

  9.04. Waiver. Neither the failure or any delay on the part of the Bank in exercising any right, power or privilege granted in the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power, or privilege which may be provided by law.

  9.05. Modification. No modification, amendment, or waiver of any provision of any of the Loan Documents shall be effective unless in writing and signed by the Borrower and Bank.

  9.06. Payment Amount Adjustment. In the event that any Loan(s) referenced herein has a variable (floating) interest rate and the interest rate increases, Bank, at its sole discretion, may at any time adjust the Borrower's payment amount(s) to prevent the amount of interest accrued in a given period to exceed the periodic payment amount or to cause the Loan(s) to be repaid within the same period of time as originally agreed upon.

  9.07. Stamps and Fees. The Borrower shall pay all federal or state stamps, taxes, or other fees or charges, if any are payable or are determined to be payable by reason of the execution, delivery, or issuance of the Loan Documents or any security granted to the Bank; and the Borrower and Guarantor agree to indemnify and hold harmless the Bank against any and all liability in respect thereof.

  9.08. Attorneys Fees. If this Note is placed with an attorney for collection, the undersign agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorney's fees which the undersigned agrees shall be equal to the greater of (i) 15% of the principal and interest outstanding at the time of acceleration or other action by Lender to collect the sums due hereunder, or (ii) unless actual attorney's fees incurred, based upon Bank's counsel's normal hourly fees chargeable to Bank.

  9.09. Bank Making Required Payments. In the event Borrower shall fail to maintain insurance, pay taxes or assessments, costs and expenses which Borrower is, under any of the terms hereof or of any Loan Documents, required to pay, or fail to keep any of the properties and assets constituting collateral free from new security interests, liens, or encumbrances, except as permitted herein, Bank may at its election make expenditures for any or all such purposes and the amounts expended together with interest thereon at the Default Rate, shall become immediately due and payable to Bank, and shall have benefit of and be secured by the collateral The Bank shall be under no duty or obligation whatever with respect to any of the foregoing expenditures.

  9.10. Right of Offset. Any indebtedness owing from Bank to Borrower may be set off and applied by Bank on any indebtedness or liability of Borrower to Bank, at any time and from time to time after maturity, whether by acceleration or otherwise, and without demand or notice to Borrower. Bank may sell participations in or make assignments of any loans made under this Agreement, and Borrower agrees that any such participant or assignee shall have the same right of setoff as is granted to the Bank herein.

  9.11. Modification and Renewal Fees. Bank may, at its option, charge any fees for modification, renewal, extension, or amendment of any terms of the Note(s) unless prohibited by applicable laws.

  9.12. Conflicting Provisions. If provisions of this Agreement shall conflict with any terms or provisions of the Note(s), the provisions of the Note(s) shall take priority over any provisions in the Agreement.

  9.13. Notices. Any notice permitted or required by the provisions of this Agreement shall be deemed to have been given when delivered in writing to the City Executive or any Vice President of the Bank at its offices in Greenville, South Carolina, and to the ________________ of the Borrower at its offices in when sent by certified mail and return receipt requested.

  9.14. Consent to Jurisdiction. Borrower and each Guarantor hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement may be instituted in the Superior Court in Greenville County, South Carolina, or the United States District Court for South Carolina Greenville Division, or in such other appropriate court and venue as Bank may choose in its sole discretion. Borrower and

                                     BB&T
                               of South Carolina
                                LOAN AGREEMENT

  Guarantors consent to the jurisdiction of such courts and waive any objection relating to the basis for personal or in rem jurisdiction or to venue which Borrower or either Guarantor may now or hereafter have in any such legal action or proceedings.

  9.15. Counterparts. This Agreement may be executed by one or more parties on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

  9.16. Entire Agreement. The Loan Documents embody the entire agreement between Borrower and Bank with respect to the Term Loan, and there are no oral or parol agreements existing between Bank and Borrower with respect to the Loans which are not expressly set forth in the Loan Documents.

  9.17. Cross-Collateralization and Cross-Default: Notwithstanding anything contained herein to the contrary, the Borrower and the Guarantors hereby acknowledge that:

    (1) all of the assets of each Guarantor secure their respective Guaranty referenced herein, and any event of default under the ScanSource Loan Agreement and any document in any way relating thereto shall immediately cause an event of default under the Guaranty and therefore an event of default under the Term Loan; and

    (2) the Borrower shall simultaneously herewith execute and deliver to the Bank its unconditional and unlimited Guaranty Agreement guaranteeing indebtedness of SS owed to the Bank, and any event of default under the Term Loan, or any of the Loan Documents in any way relating thereto, shall immediately cause an event of default under the Borrower's guaranty of such indebtedness of SS, and therefore, an event of default under such indebtedness. Any and all collateral given as security for the Term Loan shall secure the Borrower's guaranty of indebtedness owed to the Bank by SS.

IN WITNESS WHEREOF, the Borrower and Guarantor have caused this Agreement to be duly executed all as of the date first above written.

   Borrower is a Partnership, Limited Liability Company, or Limited Liability
                                  Partnership:

WITNESS:                                           By:   4100 QUEST, LLC                                (SEAL)
                                                         -----------------------------------------
                                                            Name of Partnership, LLC or LLP

/s/ James C. Brice                                 By:    SCANSOURCE, INC.                              (SEAL)
------------------------------------------               ----------------------------------------
                                                   Its:   Sole Member

/s/ Christa Waddell                                By:    /s/ Jeffery A. Bryson                         (SEAL)
------------------------------------------               ----------------------------------------
                                                   Its.:  CFO

                      Additional Co-makers or Guarantors:

WITNESS:                                           SCANSOURCE, INC.  (SEAL)

/s/ James c. Brice                                 By:   /s/ Jeffery A. Bryson
------------------------------------------               ----------------------------------------

/s/ Christa Waddell                                Its:   CFO
------------------------------------------               ----------------------------------------

WITNESS                                            SCANSOURCE PROPERTIES, LLC                          (SEAL)
                                                   By:    SCANSOURCE, INC.                             (SEAL)
------------------------------------------               ----------------------------------------
                                                   Its:   Sole Member
------------------------------------------               ----------------------------------------

/s/ James C. Brice                                 By:   /s/ Jeffery A. Bryson
------------------------------------------               ----------------------------------------
/s/ Christa Waddell                                Its.:   CFO
------------------------------------------               ----------------------------------------

                                                   Branch Banking and Trust Company
                                                   OF SOUTH CAROLINA                                   (SEAL)

Attest:  /s/ Janet Hill                            By:   /s/ Barry Maness
         /s/ Connie Southerlin                           ----------------------------------------
        ----------------------------------                            Barry Maness
        (Corporate Seal)                           Title:            City Executive
                                                         ----------------------------------------